Transformation through Distinctive Performance JPMorgan High Yield Conference February 2014 Scott Spendlove Senior Vice President and CFO, Tesoro Corporation Exhibit 99.1

2 Forward Looking Statements • This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: – The execution and effects of our strategic priorities, including achieving improvements in operational efficiency and effectiveness including safety performance, developing commercial excellence, and maintaining financial discipline and a high performing culture; – The market outlook, including expectations regarding crude oil production growth, feedstock costs, differentials, spreads, import and export opportunities, the Tesoro index and the anticipated costs of crude movements; – The timing, value and type of expected synergies from our acquisition of BP’s Southern California refining and marketing business in June 2013 and the capital expenditures needed to realize such synergies, as well as our California emissions and the impact of the California regulatory environment; – Tesoro’s competitive position and competitive advantages, including its advantaged feedstock position, the costs, benefits and timing of projects designed to enhance gross margin capture, earnings diversification and marking optimization through brand expansion and growth; – West Coast logistics development, transportation advantages and refining system opportunities; – The timing and results of Tesoro’s disciplined improvement program; – The results of Tesoro’s logistics growth strategy, including plans for Tesoro Logistics LP (“TLLP”), the potential value of possible future asset sales to TLLP, TLLP’s organic growth opportunities, the value to Tesoro of distributions from TLLP, the implied enterprise value of TLLP and the value of Tesoro’s stake in TLLP; – Maintenance of Tesoro’s financial priorities, including balance sheet strength, Tesoro’s target debt capitalization, and TLLP’s target debt to EBITDA level; – Capital expenditures, turnaround spending, and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements; – Expectations regarding free cash flow, the implementation of Tesoro’s cash strategy and the return of excess cash flow to shareholders through dividends and share repurchases; and – Growth opportunities for both Tesoro and TLLP. • We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. • Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. • Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. • We have included various estimates of EBITDA and free cash flow, each of which are non-GAAP financial measures, throughout the presentation. Please see Appendix for the definition and reconciliation of these EBITDA and free cash flow estimates.

3 Tesoro Los Angeles, CA 363 MBD Key Metrics 2010 2013 Enterprise Value ($ billions) 3.5 10.5 Market Cap ($ billions) 2.0 7.7 Refining Capacity (MBD) 665 850 Refining Complexity 9.8 11.5 Branded Retail Stations 880 2,265 Marketing Integration (%) 53 87 Employees 5,300 7,000 Retail Sales (4Q13 MBD) 87 266 As of 3/31/10 and 12/31/2013 Mandan, ND 71 MBD Salt Lake City, UT 58 MBD Anacortes, WA 120 MBD Martinez, CA 166 MBD Kenai, AK 72 MBD San Antonio Headquarters

4 Tesoro Logistics LP Key Metrics Enterprise Value ($ billions) 4.0 Market Cap ($ billions) 2.9 Crude Oil and Refined Product Pipelines 1,570 miles High Plains Pipeline Throughput 90+ MBD High Plains Trucking Volume 45 MBD Marketing Terminal Capacity 636 MBD Marine Terminal Capacity 795 MBD Rail Terminal Capacity 50 MBD Dedicated Storage Capacity 7,700 MBBLS TLLP growing rapidly into a premier Western US logistics provider Martinez Mandan Salt Lake City Los Angeles Kenai Anacortes As of 12/31/2013

• Operational efficiency and effectiveness – Safety and reliability – Cost leadership – System improvements • Commercial excellence • Financial discipline • Value-driven growth • High performing culture 5 Strategic Priorities Enduring commitment to execution

Distinctive Performance: 2014 and 2015 • Deliver California synergies • Enhance gross margin • Improve the base • Grow logistics • Maintain financial discipline 6 Execution of Strategic Priorities Targeting $370 to $430 million of EBITDA improvements in 2014

• Distinctive Performance Objectives • Grow logistics ‒ Grow EBITDA by $200 million by 2015 ‒ Deliver incremental Tesoro shareholder value of $1 billion • Maintain financial discipline ‒ Maintain balance sheet strength, drive toward investment grade ‒ Invest free cash flow in high-return capital projects ‒ Return excess cash to shareholders 7 Distinctive Performance Objectives 1) Improvements over 2013 results. $ million 2014 2015 Deliver California Synergies 160 – 180 260 – 300 Enhance gross margin 140 – 160 250 – 290 Improve the base 70 – 90 80 – 120 Annual EBITDA Improvement1 370 – 430 590 – 710

• Operating cost advantage • Flexible yield structure • Access to cost-advantaged crude oil • Integrated logistics infrastructure • Secure and ratable refinery off-take • Cost-advantaged regulatory compliance 8 Keys to Distinction on the West Coast Los Angeles acquisition transforms our capabilities

California Synergy EBITDA Synergy value and pace of capture significantly improved 110 175 225 250 2014E 2015E 2016E 2017E Annual EBITDA Acquistion Model Current View $ millions 430-490 375-415 295-335 195-215 • Production Optimization • Operating Cost Improvements • Feedstock Advantage • Logistics Optimization 9

Note: Net synergy capital of ~$375 MM (including savings beyond 2017, which are reflected in 2017E), capital plan net of capital avoidance, 2017 emissions estimate is subject to final project scope and detailed engineering. California Synergy Capital Expenditures 35 145 60 -10 2014E 2015E 2016E 2017E Net Capital Acquistion Model Current View $ millions 160 180 65 (40) • Los Angeles Refinery Integration Project – Optimizes processing capability – Provides 30-40 MBD product flexibility – Reduces CO2 emission 500,000 tons per year • Logistics Projects – Link logistics assets – Reduce third party fees – Provides feedstock and product optionality • Processing Projects – Strengthen conversion capability – Provides feedstock flexibility – Improves product yields 10 Disciplined delivery of high return capital investments (10)

Opportunities by Refinery • Kenai – Currently up to 25% Cook Inlet – Potentially up to 67% Cook Inlet and Bakken • Martinez – Currently up to 45% California Heavy and Bakken – Potentially up to 67% California Heavy and Bakken • Los Angeles – Currently up to 15% California Heavy – Potentially up to 50% California Heavy and Bakken Potential impact on ANS crude oil • Competitive pricing • Relative refining value 11 Tesoro’s Advantaged Feedstock Opportunity 71 MBD 100% advantaged 58 MBD 100% advantaged 120 MBD 70% advantaged 166 MBD 72 MBD 363 MBD Extending the advantaged crude oil to West Coast

West and East Coasts clearing destinations for Bakken crude oil 12 Rail Costs to Clear Bakken Note: Rail cost estimates include only the railroad tariff. 1) Average annual crude oil production, export capacity and price discount estimates based on industry consultant and Tesoro market outlook. Bakken Bakken Crude Oil Supply and Logistics MBD 2013 2014E 2015E Crude Oil Production1 865 1,000 1,200 Pipeline Export Capacity 635 685 685 Rail Export Capacity 865 1,015 1,015 West Coast Unloading Capacity 218 395 910 East Coast Unloading Capacity 700 780 780

13 Anacortes Yield Comparison 47% 32% 26% 34% 27% 34% Crude Oil Yields ANS Bakken Gasoline Distillate Gas Oil and Residual Oil Bakken crude oil yields 14% to 16% more gasoline and distillate than ANS

• Up to 300 MBD Rail-to-Marine Terminal – Joint venture with Savage Companies • Port of Vancouver advantages – Flexibility to deliver to all West Coast refineries – Competitive with direct rail cost to California – Existing rail and marine infrastructure • Port of Vancouver granted lease 3Q13 14 Port of Vancouver Completed Facility Capacity Up to 300 MBD Estimated Completion 4Q14 – 4Q15 Tesoro Initial Committed Capacity 60 MBD A premier advantaged crude oil facility for the West Coast

• Deploy a premium and value branding strategy within each region • New brands allow for site optimization and conversion • Leverage Shell®, Exxon® and Mobil® premium brand value to improve marketing channels • Leverage ARCO®, Tesoro and USA value brand proposition to drive high utilization 15 Marketing Brands Emphasis on growing ARCO®, Shell®, Exxon® and Mobil® outlets

• Captured cost improvements in California, opportunities remain • Mid-Continent performance reflects increased spending to strengthen long-term reliability • Maintenance, personnel efficiency and improved reliability driving per barrel operating cost improvement Solomon Based Cost Reductions 1) Versus Solomon Refinery Supply Corridor (RSC) 1st tercile, Pacific Northwest adjusted in 2010 and 2011 to exclude the impact of the Anacortes incident. Targeting first tercile cost position in California $/bbl 2010 2011 2012 California 1.70 1.10 0.85 Pacific Northwest NA 0.05 0.30 Mid-Continent 0.30 0.15 1.10 Weighted Average 1.15 0.55 0.75 Total Operating Expense Gap (Non-energy)1 16

17 TLLP Strategic Drivers Increase EBITDA and cash distributions through fee-based logistics business model Focus on Stable, Fee-Based Business  Fee-based committed businesses  Maintain stable cash flow Optimize Existing Asset Base  Increase third-party volumes  Consolidate Tesoro business into TLLP terminals Pursue Organic Expansion Opportunities  Execute growth projects  Leverage low cost of capital Grow Through Strategic Acquisitions  Pursue acquisitions that fit Western-US footprint  Strategic partner in Tesoro’s growth plan

18 TLLP Value Proposition to Tesoro TLLP’s growth drives significant Tesoro shareholder value creation 77 156 366 2012 2013 2015E TLLP EBITDA 2 2012 2013 2015E Tesoro’s Implied Value of TLLP Ownership1 1) TSO Market Cap as of 2/19/14, LP value based on market price, GP value based on 20X distributions. 2) Estimates based on TLLP first call consensus EBITDA figures as of 12/3/13. 3) Does not include predecessor results 750 2,425 1,375 $ millions 2 2 Implied value per Tesoro share $5.50 $10.47 $17.20 GP Holdings LP Units 3

• Maintain a minimum cash balance of $600 to $800 million • Target TSO debt to capitalization1 below 30% • Target TLLP debt at 3x to 4x EBITDA • Invest in growth opportunities to drive further value creation • Return excess cash to shareholders • Drive towards investment-grade credit rating 19 Financial Priorities Solid Operating Results Strong Cash Flows Capital Discipline Balance Sheet Strength Strategic Growth Return Excess Cash to Shareholders 1) Excluding TLLP debt and equity.

$ millions TSO1 TLLP2 Consolidated Total Debt 1,665 1,164 2,829 Total Equity 4,302 1,1834 5,485 Debt to Total Capitalization 28% 50% 34% Total Debt to EBITDA3 0.8x 4.1x 1.4x 20 Appropriate Leverage for Growth 1) As of December 31, 2013 2) As of December 31, 2013 3) EBITDA forecast based on latest 2014 consensus analyst research estimates of $2.0 billion for TSO and $287 million for TLLP 4) Represents non-controlling interest as of December 31, 2013 Tesoro leverage in target range less than 8 months after Los Angeles acquisition

• Expect to generate approximately $3.0 billion in free cash flow over next three years • Before potential $1.5 billion of further logistics asset sales to TLLP • Plan to spend less than a third on high-return income capital projects • Tesoro well positioned for further growth and returning cash to shareholders 21 Delivering Free Cash Flow 1.0 0.9 1.1 2014E 2015E 2016E Free Cash Flow 1 $ in billions Strong financial position and significant free cash flow in 2014 and beyond (1) Defined as EBITDA less cash interest and taxes, sustaining capital, turnaround spending and TLLP distributions. EBITDA estimates based on consensus analyst research estimates as of November 19, 2013 and incremental improvements in this presentation above base Los Angeles synergies announced at time of acquisition. Interest, taxes, sustaining capital, turnaround spending and TLLP distributions based on Tesoro’s 2014 Business Plan.

22 Delivering Shareholder Value Enhance Gross Margin California Synergies Maintain Financial Discipline Improve the Base Grow Logistics Transformation through Distinctive Performance

Appendix

Debt Structure and Maturity • $3 billion Tesoro Credit Facility – $2.2 billion net availability at end of 2013 • $1.6 billion Combined Bi-lateral Letter of Credit Facilities – $927 million net availability at end of 2013 – Used for foreign crude oil purchases • $500 million Term Loan B Facility – $398 million outstanding at the end of 2013 • $575 million Tesoro Logistics Facility (non-recourse) – No borrowings outstanding at the end of 2013 – Used primarily as an interim financing source • Issued $250 million of TLLP 5.875% Senior Notes in December 2013 to repay revolver borrowings 24 450 300 600 550 475 2,000 575 398 0 400 800 1, 00 1,600 2,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Debt Maturity Schedule 4.25% Sr. Unsec. 9.75% Sr. Unsec. 5.875% Sr. Unsec. TLLP 6.125% Sr. Unsec. TLLP 5.375% Sr. Unsec. TSO Credit Facility TLLP Credit Facility Term Loan B TSO Credit Ratings & Outlook – Moody’s: Ba1, Stable – S&P: BB+, Stable TLLP Credit Ratings & Outlook – Moody’s: Ba3, Positive – S&P: BB-, Stable * * $3 billion credit facility will decrease to $2.5 in November 2014 and to $2 billion in May 2015

25 Summary Capital Spending 2013A 2014E 2015E 2016E Tesoro Capital Spending1 $ in millions 1) Excludes self-funded TLLP capital expenditures. All references to capital spending on this page are estimated. 2) Net synergy capital. $ millions 2013A 2014E 2015E 2016E Maintenance 182 220 245 255 Regulatory 81 190 245 200 Synergy2 - 65 180 160 Income 216 195 120 155 Total 479 670 790 770 Summary Capital Expenditures 479 670 790 770 Capital spending plans well supported by strong and growing EBITDA Income Synergy Regulatory Maintenance

26 Turnaround Spending 2012 2013 2014E 2015E 2016E Lower turnaround spending in 2014 and 2015 260 381 270 300 435 Tesoro Turnaround Spending $ in millions Note: 2014 to 2016 includes deferred rebranding costs of $50, $40 and $40 million respectively.

• TLLP plans to spend about $100 million per year on income projects • Typical project return of 15-25% • Pursing opportunities to expand gathering system • TLLP self funds capital 27 TLLP Capital Spending 2013A 2014E 2015E 2016E Tesoro Logistics Capital Spend $ millions 160 140 160 79 Note: Maintenance and regulatory capital before reimbursements. All references to capital spending on this page are estimated. Income capital expected to support significant organic growth Income Sustaining

• Largest California synergy capital project • Project includes1 – Improved gasoline/distillate yield flexibility – Decommissions Wilmington fluid catalytic cracking unit – Reduces CO2 emissions – Final scope expected 2Q14 – Project completion expected early 2017 • Estimated net CAPEX of $140 to 160 million • Estimated EBITDA of $50 to 75 million • Estimated IRR over 30% 28 Los Angeles Refinery Integration Project Significantly improves Los Angeles refinery competitive position 1) Based on original acquisition plans, subject to final project scope and detailed engineering.

29 Salt Lake City Conversion Project • Phase 1 ‒ Expanded waxy crude capacity ‒ Completed 2Q 2013 ‒ Total cost of $175 million • Phase 2 ‒ Additional expansion of waxy crude capacity up to 22 MBD ‒ Increases throughput capacity by 4 MBD ‒ Enhances clean product yields ‒ Estimated completion early 2015 ‒ Total cost of $100 million • Total project annual EBITDA1 contribution $100 million • Approximately 30% IRR 1) EBITDA estimate consistent with Tesoro market outlook.

30 Non-GAAP Financial Measures EBITDA represents earnings before interest and financing costs, net, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. (1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range. (In millions) Unaudited 2014E 2015E 2016E 2017E Projected net earnings $ 67 $ 104 $ 133 $ 149 Add income tax expense 41 63 82 91 dd depreci ion and amortization expense 2 8 10 10 EBITDA (1) $ 110 $ 175 $ 225 $ 250 (In millions) Unaudited 2014E 2015E 2016E 2017E Projected net earnings $ 127 $ 193 $ 239 $ 280 Add income tax expense 75 113 141 165 Add depreciation and amortization expense 3 9 15 15 EBITDA (1) $ 205 $ 315 $ 395 $ 460 California Synergy EBITDA - Acquisition Model California Synergy EBITDA - Current View

31 Non-GAAP Financial Measures (2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation. 1 When a range of estimat d EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA r c nciliation for the mid-point range. (In billions) Unaudited 2014E 2015E 2016E Net Cash Flow from Operating Activities 1.5$ 1.5$ 1.8$ Less Sustaining Capital 0.4 0.5 0.5 Less TLLP Distributions 0.1 0.1 0.2 Free Cash Flow 1.0$ 0.9$ 1.1$ Free Cash Flow Reconciliation (In millions) Unaudited Salt Lake City Waxy Crude Project Phase I and II LA Refinery Integration Project Projected net earnings $ 57 $ 33 Add income tax expense 33 19 Add depreciation and amortization expense 10 10 EBITDA $ 100 $ 62 Annual EBITDA Estimate (In millions) Unaudited 2014E 2015E Projected net earnings $ 88 $ 163 Add income tax expense 51 96 Add depreciation and amortization expense 11 11 EBITDA (1) $ 150 $ 270 (In millions) Unaudited 2014E 2015E Projected net earnings $ 50 $ 63 Add income tax expense 30 37 Add depreciation and amortization expense 0 0 EBITDA (1) $ 80 $ 100 Gross Margin Capture Improvements EBITDA Improve the Base EBITDA

32 Non-GAAP Financial Measures (2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation. 1 When a range of estimat d EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA r c nciliation for the mid-point range. (In millions) Unaudited TLLP Projected EBITDA (2) 2015E Net earnings $ 215 Add interest and financing costs, net 75 Add depreciation and amortization expense 76 EBITDA $ 366 (In millions) Unaudited Tesoro Logistics LP (Partnership) Predecessor Total Tesoro Logistics LP Net earnings $ 57 $ (1) $ 56 Add interest and financing costs, net 9 0 9 Add depreciation and amortization expense 11 2 13 EBITDA $ 77 $ 1 $ 78 (In millions) Unaudited Tesoro Logistics LP (Partnership) Predecessor Total Tesoro Logistics LP Net earnings $ 80 $ (38) $ 42 Add interest and financing costs, net 40 - 40 Add depreciation and amortization expense 37 6 43 Less interest income (1) - (1) EBITDA $ 156 $ (32) $ 124 TLLP EBITDA December 31, 2012 (2) TLLP EBITDA December 31, 2013 (2)